UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TrustCo Bank Corp NY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 23, 2019.

TRUSTCO BANK CORP NY

TRUSTCO BANK CORP NY

ATTN: MICHAEL HALL

5 SARNOWSKI DRIVE

GLENVILLE, NY 12302

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:    March 25, 2019

Date: May 23, 2019    Time: 10:00 AM Eastern Time

Location:	Trustco Bank’s Loan Center
6 Metro Park Road
Albany, New York 12205

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

    Before You Vote

        How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:

                                     1) BY INTERNET:        www.proxyvote.com

                                     2) BY TELEPHONE:    1-800-579-1639

                                     3) BY E-MAIL*:             sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
 (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2019 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the Proxy Statement for directions on how to attend the annual meeting and any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR

the following:

1.	Election of Directors for a three-year term expiring
at the 2022 Annual Meeting of Shareholders.

Nominees:

01)   Dennis A. DeGennaro

02)   Brian C. Flynn

The Board of Directors recommends you vote FOR the following proposals:

2.	Amendment of Certificate of Incorporation to change the vote required for approval of certain shareholder matters.

3.	Amendment of Certificate of Incorporation to declassify the Board of Directors.

4.	Approval of the 2019 TrustCo Bank Corp NY Equity Incentive Plan.

5.	Approval of a nonbinding advisory resolution on the compensation of TrustCo’s named executive officers.

6.	Ratification of the appointment of Crowe LLP as independent auditors for 2019.

TRUSTCO
Bank Corp NY

Your vote matters.
Vote your shares today.

TRUSTCO BANK